                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                      IN RE FLEMING COMPANIES, INC. ET AL.
            CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
                      REPORTING PERIOD: 11/02/03 - 11/30/03

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 45 days after end of the period

Submit copy of report to any official committee appointed in the case.

                                                                                                DOCUMENT         EXPLANATION
REQUIRED DOCUMENTS                                                              FORM NO.        ATTACHED          ATTACHED
------------------                                                              -------         --------         -----------
Schedule of Cash Receipts and Disbursements                                     MOR - 1
     Weekly Receipts & Disbursements                                               A               X
     Cash Disbursements by Petitioning Entity                                      B               X
     Bank Account Information                                                      C               X
Statement of Operations                                                         MOR - 2            X
Balance Sheet                                                                   MOR - 3            X
Status of Postpetition Taxes                                                    MOR - 4            X
     Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                  X
     Copies of tax returns filed during reporting period (See Tax Affidavit)                                         X
Summary of Unpaid Postpetition Debts                                            MOR - 4            X
Summary Accounts Receivable Aging                                               MOR - 5            X
Debtor Questionnaire                                                            MOR - 5            X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Rebecca A. Roof                      Interim Chief Financial Officer
---------------------------------        ---------------------------------------
Signature of Responsible Party           Title

Rebecca A. Roof                          January 21, 2004
---------------------------------        --------------------------------------
Printed Name of Responsible Party        Date: January 21, 2004

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03

NOTES TO THE MONTHLY OPERATING REPORT

GENERAL

The report includes activity from the following Debtors and related Case Numbers
   [1] [2] [3] [4] [5] [6] [7] [8] [9] [10] [11] [12] [13] [14]:

DEBTOR                                                                   CASE NUMBER
------                                                                   -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                                   03-10945
ABCO Food Group, Inc.                                                     03-10946
ABCO Markets, Inc.                                                        03-10947
ABCO Realty Corp.                                                         03-10948
Favar Concepts, Ltd.                                                      03-10953
Fleming Foods Management Co., L.L.C.                                      03-10954
Fleming Foods of Texas, L.P.                                              03-10955
Fleming International, Ltd.                                               03-10956
Fleming Transportation Service, Inc.                                      03-10957
Fleming Supermarkets of Florida, Inc.                                     03-10958
Food 4 Less Beverage Company, Inc.                                        03-10959
FuelServ, Inc.                                                            03-10960
Piggly Wiggly Company                                                     03-10965
Progressive Realty, Inc.                                                  03-10966
Rainbow Food Group, Inc.                                                  03-10967
Retail Investments, Inc.                                                  03-10968
Retail Supermarkets, Inc.                                                 03-10970
RFS Marketing Services, Inc.                                              03-10971
Richmar Foods, Inc.                                                       03-10972
Dunigan Fuels, Inc.                                                       03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE [15]:
Core-Mark International, Inc.                                             03-10944
ASI Office Automation, Inc.                                               03-10949
Core-Mark Mid-Continent, Inc.                                             03-10950
Core-Mark Interrelated Companies, Inc.                                    03-10951
C/M Products, Inc.                                                        03-10952
General Acceptance Corporation                                            03-10961
Marquise Ventures Company, Inc.                                           03-10962
Head Distributing Company                                                 03-10963
Minter Weisman Co.                                                        03-10964

NOTES:

[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc.

[4]  Period 3 refers to February 23, 2003 through March 22, 2003.

[5]  Period 4 refers to March 23, 2003 through April 19, 2003.

[6]  Period 5 refers to April 20, 2003 through May 17, 2003.

[7]  Period 6 refers to May 18, 2003 through June 14, 2003.

[8]  Period 7 refers to June 15 through July 12, 2003.

[9]  Period 8 refers to July 13 through August 9, 2003.

[10] Period 9 refers to August 10 through September 6, 2003.

[11] Period 10 refers to September 7, 2003 through October 4, 2003.

[12] Period 11 refers to October 5, 2003 through November 1, 2003.

[13] At the close of the 11th period, Fleming Companies, Inc. changed its' reporting period from a 13 period reporting basis to a month-end basis. Consequently, the November reporting period will be for the period November 2, 2003 through November 30, 2003.

[14] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Cerespan.com and Choteau Development Company, LLC, etc.).

[15] Effective with this reporting period, Core-Mark entities are on the same reporting schedule as the Fleming entities.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03
WEEKLY RECEIPTS AND DISBURSEMENTS [1]
(DOLLARS IN 000'S)


                                                                                                         CURRENT
                                                                                                          PERIOD        CUMULATIVE
                                                       WEEK 1       WEEK 2       WEEK 3       WEEK 4      TOTAL       FILING TO DATE
                                                     ----------   -----------   ---------   ---------   ----------    --------------
CASH RECEIPTS:
   Fleming Receipts [5]                              $    1,693         4,489       1,013       1,816    $   9,012    $   2,415,536
   Core-Mark Receipts  [5]                               69,054        64,062      69,127      57,989      260,233        2,756,436
   Asset / Excess Inventory Sales & Other                 5,991        10,700       2,527         520       19,737          302,686
                                                     ----------   -----------   ---------   ---------   ----------    --------------
ACTUAL RECEIPTS                                      $   76,739   $    79,251   $  72,667   $  60,326   $  288,982    $   5,474,658
                                                     ----------   -----------   ---------   ---------   ----------    --------------
CASH DISBURSEMENTS FROM OPERATIONS:
   Material Purchases - Fleming [3] [5]              $       53          (116)          -        (359)  $     (421)   $  (1,618,746)
   Material Purchases - Core-Mark [5]                   (46,948)      (44,126)    (53,942)    (38,921)    (183,937)      (2,039,857)
   Tax Disbursements - Cigarettes                       (10,704)      (10,224)    (14,398)    (10,087)     (45,413)        (397,290)
   Tax Disbursements - Other                               (295)         (134)         (5)        (27)        (461)          (9,155)
   Employee & Payroll [4]                                (4,895)       (2,904)     (4,907)     (1,374)     (14,081)        (313,075)
   Lease & Recurring Costs                                 (690)         (605)       (265)     (1,153)      (2,712)         (90,406)
   Other Operating Costs                                 (2,815)       (4,689)     (1,594)     (1,100)     (10,198)        (234,170)
                                                     ----------   -----------   ---------   ---------   ----------    --------------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS            $  (66,293)  $   (62,798)  $ (75,111)  $ (53,021)  $ (257,224)   $  (4,702,700)
                                                     ----------   -----------   ---------   ---------   ----------    --------------
CASH DISBURSEMENTS FROM NON-OPERATIONS:
   DSD/Critical Vendor/PACA Payments [2]                                    -           -           -   $        -    $      92,781)
   Capital Expenditures                                       -             -           -           -            -           (2,216)
   Restructuring & Professional Fees                        (25)       (2,017)        (28)     (2,685)      (4,756)         (47,970)
   Interest & Financing                                    (428)            -          (4)     (1,664)      (2,096)         (79,259)
   Other Non-Operating Costs                                  -             -           -           -            -                -
                                                     ----------   -----------   ---------   ---------   ----------    --------------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS        $     (453)  $    (2,017)  $     (32)  $  (4,350)  $   (6,851)   $    (222,225)
                                                     ----------   -----------   ---------   ---------   ----------    --------------
TOTAL ACTUAL DISBURSEMENTS                           $  (66,746)  $   (64,815)  $ (75,143)  $ (57,371)  $ (264,075)   $  (4,924,925)
                                                     ----------   -----------   ---------   ---------   ----------    --------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)

TOTAL DISBURSEMENTS                                                                      $   (264,075)
   LESS:  Transfers to Debtor in Possession Accounts                                                -
   PLUS:  Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                  -
                                                                                         ------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                          $   (264,075)

NOTES

[1] Weekly Receipts and Disbursements include Core-Mark's and Fleming's November 1 through November 30 receipts and disbursements. All four weeks are complete weeks.

[2] The November Monthly Operating Report (including the period 4 through 11 Monthly Operating Reports previously filed) includes within the DSD/Critical Vendor/PACA Payments, among others, DSD and PACA disbursements made to segregated escrow accounts for future disbursement. The DSD and PACA escrow disbursements do not represent actual DSD and PACA settlement disbursements made during the period, only those funds set aside in escrow.

[3] Certain checks that were issued for Fleming material purchases in prior periods were voided during the month of November resulting in cash added back.

[4] The cumulative total for payroll was increased by $3.1 million to reflect payroll disbursements inadvertently excluded from the period 11 MOR.

[5] All seven of the Core-Mark eastern divisions are included in the Core-Mark amounts.

                                                                   FORM MOR - 1A

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000'S)

PETITIONING ENTITIES                          CASE NUMBER      CURRENT PERIOD TOTAL           CUMULATIVE FILING TO DATE
--------------------------------------        -----------      --------------------           -------------------------
Core-Mark International, Inc.                  03-10944           $    (161,798)                  $    (1,776,686)
Fleming Companies, Inc.                        03-10945                 (33,454)                       (2,082,608)
ABCO Food Group, Inc.                          03-10946                                                         -
ABCO Markets, Inc.                             03-10947                                                         -
ABCO Realty Corp.                              03-10948                                                         -
ASI Office Automation, Inc.                    03-10949                                                         -
Core-Mark Mid-Continent, Inc.                  03-10950                 (38,790)                         (385,313)
Core-Mark Interrelated Companies, Inc.         03-10951                  (5,405)                          (61,312)
C/M Products, Inc.                             03-10952                                                         -
Favar Concepts, Ltd.                           03-10953                                                      (667)
Fleming Foods Management Co., L.L.C.           03-10954                                                         -
Fleming Foods of Texas, L.P.                   03-10955                      24                          (113,199)
Fleming International, Ltd.                    03-10956                       -                            (1,399)
Fleming Transportation Service, Inc.           03-10957                       -                               124
Fleming Supermarkets of Florida, Inc.          03-10958                                                         -
Food 4 Less Beverage Company, Inc.             03-10959                                                         -
Fuelserv, Inc.                                 03-10960                                                         -
General Acceptance Corporation                 03-10961                                                         -
Marquise Ventures Company, Inc.                03-10962                                                         -
Head Distributing Company                      03-10963                  (6,438)                          (57,646)
Minter Weisman Co.                             03-10964                 (17,998)                         (176,844)
Piggly Wiggly Company                          03-10965                       -                              (891)
Progressive Realty, Inc.                       03-10966                                                        (4)
Rainbow Food Group, Inc.                       03-10967                       -                           (31,595)
Retail Investments, Inc.                       03-10968                     (56)                         (165,252)
Retail Supermarkets, Inc.                      03-10970                                                         -
RFS Marketing Services, Inc.                   03-10971                                                         -
Richmar Foods, Inc.                            03-10972                    (160)                          (71,566)
Dunigan Fuels, Inc.                            03-10973                       -                               (67)
                                               --------           -------------               -------------------
TOTAL ACTUAL DISBURSEMENTS [2] [3]                                $    (264,075)              $        (4,924,925)
                                               --------           -------------               -------------------

NOTES

[1] Employee and Payroll disbursements, per the Weekly Receipts and Disbursements schedule, were paid $3.2 million for Fleming Companies, Inc. and $9.1 million for Core-Mark International, Inc. Benefits paid of $1.8 million were allocated between Fleming and Core-Mark based on each entities payroll paid for the month.

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for 11/01/03 - 11/30/03 for the Current Period and for 4/1/03 - 11/30/03
     for the Cumulative Filing to Date.

[4] The cumulative total for Fleming Companies, Inc. was increased by $3.1 million to reflect payroll disbursements inadvertently excluded from the period 11 MOR.

                                                                   FORM MOR - 1B

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03
BANK ACCOUNT INFORMATION

PETITIONING ENTITIES                                BANK                 ACCOUNT NUMBER                   TYPE
---------------------------------           ----------------------       --------------          -----------------------
Core-Mark International, Inc                Bank Of Montreal                 5691032070          Disbursement
Core-Mark International, Inc                Bank Of Montreal               127881013601          Disbursement
Core-Mark International, Inc                Bank Of Montreal                07600000313          Depository/Disbursement
Core-Mark International, Inc                Bank Of Montreal                07601154963          Disbursement
Core-Mark International, Inc                Bank Of Montreal                07601102397          Disbursement
Core-Mark International, Inc                Bank Of Montreal              0004-1664-436          Disbursement
Core-Mark International, Inc                Bank Of Montreal                07604601086          FX Swap Funding Acct
Core-Mark International, Inc                JP Morgan                         323252028          Depository
Core-Mark International, Inc                JP Morgan Chase                  9102775419          Disbursement
Core-Mark International, Inc                JP Morgan Chase                  9102775435          Disbursement
Core-Mark International, Inc                JP Morgan Chase                  9102775443          Disbursement
Core-Mark International, Inc                JP Morgan Chase                  9102775427          Disbursement
Core-Mark International, Inc                JP Morgan Chase                   601809668          Disbursement
Core-Mark International, Inc                Scotia Bank                    112390010715          Depository
Core-Mark International, Inc                Scotia Bank                     71480000914          Depository
Core-Mark International, Inc                Scotia Bank                   4052700104313          Depository
Core-Mark International, Inc                Scotia Bank                    714800001414          Depository
Core-Mark International, Inc                Scotia Bank                    714800011312          Depository
Core-Mark International, Inc                Washington Trust Bank            1001823194          Depository
Core-Mark International, Inc                Wells Fargo                      4159287788          Depository
Core-Mark International, Inc                Wells Fargo                      4518099999          Depository
Core-Mark International, Inc                Wells Fargo                      4311848436          Depository
Core-Mark International, Inc                Wells Fargo                      4159555366          Depository
Core-Mark International, Inc                Wells Fargo                      4518100110          Depository
Core-Mark International, Inc                Wells Fargo                      4128523081          Depository
Core-Mark International, Inc                Wells Fargo                      4518100235          Depository
Core-Mark International, Inc                Wells Fargo                      4518100177          Depository
Core-Mark International, Inc                Wells Fargo                      4758355309          Depository
Core-Mark International, Inc                Wells Fargo                      4159688902          Depository
Core-Mark International, Inc                Wells Fargo                      4091220731          Depository
Core-Mark International, Inc                Wells Fargo                      4801900069          Depository
Core-Mark International, Inc                Wells Fargo                      4801908815          Depository
Core-Mark International, Inc                Wells Fargo                      4496851460          Depository
Core-Mark International, Inc                Wells Fargo                      4311848584          Disbursement
Core-Mark International, Inc                Wells Fargo                      4759613938          Disbursement
Core-Mark International, Inc                Wells Fargo                      4518110564          Disbursement
Core-Mark International, Inc                Wells Fargo / Wachovia            540459849          Disbursement
Core-Mark International, Inc                Wilson & Muir                       7516436          Depository
Fleming Companies, Inc.                     Bank of America               8,188,812,687          Depository
Fleming Companies, Inc.                     Bank of America                  3751525666          Depository
Fleming Companies, Inc.                     Bank of America                  3751508777          Depository
Fleming Companies, Inc.                     Bank of America                  3751022745          Depository
Fleming Companies, Inc.                     Bank One                           10148350          Disbursement
Fleming Companies, Inc.                     Fleet Non Union Health              1713312          Disbursement
Fleming Companies, Inc.                     JP Morgan                          22426761          Disbursement
Fleming Companies, Inc.                     JP Morgan                       88063623919          Depository
Fleming Companies, Inc.                     JP Morgan                        8806363428          Depository
Fleming Companies, Inc.                     JP Morgan                         323252842          Depository
Fleming Companies, Inc.                     JP Morgan                        8806258339          Depository
Fleming Companies, Inc.                     JP Morgan                        8806247712          Depository
Fleming Companies, Inc.                     JP Morgan                        8806232185          Depository
Fleming Companies, Inc.                     JP Morgan                        8806232227          Depository
Fleming Companies, Inc.                     JP Morgan                        8806258271          Depository/Disbursement
Fleming Companies, Inc.                     JP Morgan                        8806362958          Depository/Disbursement
Fleming Companies, Inc.                     JP Morgan                        8806170047          Disbursement
Fleming Companies, Inc.                     JP Morgan                        8805174594          Disbursement
Fleming Companies, Inc.                     JP Morgan                        6300030353          Disbursement
Fleming Companies, Inc.                     JP Morgan                        8805223029          Disbursement
Fleming Companies, Inc.                     JP Morgan                        6300065052          Disbursement
Fleming Companies, Inc.                     JP Morgan                        6300062117          Disbursement
Fleming Companies, Inc.                     JP Morgan                        6300036160          Disbursement
Fleming Companies, Inc.                     JP Morgan                        6300064998          Disbursement
Fleming Companies, Inc.                     Washington Mutual Bank           0673106722          Escrow
Fleming Companies, Inc.                     Washington Mutual Bank            374854494          Escrow
Head Distributing Co.                       Bank Of America                  3752010688          Depository
Head Distributing Co.                       Suntrust                         8801337430          Depository

                                                                   FORM MOR - 1C

PETITIONING ENTITIES                                BANK                 ACCOUNT NUMBER                   TYPE
---------------------------------           ----------------------       --------------          -----------------------
Core-Mark International, Inc                Bank Of Montreal                 5691032070          Disbursement
Head Distributing Co.                       Union Planters Bank              3500594164          Depository
Head Distributing Co.                       Union Planters Bank              3500594164          Depository
Minter Weisman                              Bank of America                  3299781296          Disbursement
Minter Weisman                              Bank of America                  3299781296          Disbursement
Plymouth (minter weisman)                   US Bank                        160234449926          Depository
Plymouth (minter weisman)                   US Bank                        160234449926          Depository
Retail Investment, Inc.                     JP Morgan                         860900985          Depository/Disbursement
Retail Investment, Inc.                     JP Morgan                         860900985          Depository/Disbursement

                                                                   FORM MOR - 1C

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                             NOVEMBER 2, 2003 -
  FLEMING COMPANIES, INC. & SUBSIDIARIES [2]                                 NOVEMBER 30, 2003
  ------------------------------------------                                 ------------------
NET SALES                                                                    $          299,143
COSTS AND EXPENSES: [3]
     Cost of sales                                                                     (294,020)
     Selling and administrative                                                          (9,299)
     Reorganization items, net                                                             (317)
     Interest expense                                                                        53
     Interest income and other                                                              189
     Impairment/restructuring charges                                                        (5)
     Litigation charges                                                                       -
                                                                             ------------------
         TOTAL COSTS AND EXPENSES                                                      (303,397)
                                                                             ------------------

     Income/(Loss) before income taxes                                                   (4,254)
     Taxes on income/(loss)                                                                   -
                                                                             ------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                            (4,254)
                                                                             ------------------
DISCONTINUED OPERATIONS: [4]
     Income/(Loss) before income taxes                                                   (7,855)
     Taxes on income/(loss)                                                                   -
                                                                             ------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                          (7,855)
                                                                             ------------------
NET INCOME/(LOSS)                                                            $          (12,109)
                                                                             ------------------

NOTES

[1] At the close of the 11th period, Fleming Companies, Inc. changed its' reporting period from a 13 period reporting basis to a month-end basis. Consequently, the November reporting period will be for the period November 2, 2003 through November 30, 2003, or basically, the month of November for both the Core-Mark entities and the Fleming entities.

[2] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. In addition, no individual Statement of Operations have been provided for these legal entities in the Monthly Operating Report. The individual Statements of Operations for Progressive Realty, Inc, Retail Investments, Inc. and ABCO Food Group, Inc were included, although they had no activity in their Statements of Operations, because their balance sheets did have activity and have been included in the Monthly Operating Report.

[3] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance for bad debts, etc.).

[4] Continuing Operations as of November 2003 includes only the convenience business (or Core-Mark, including the Fleming 7). All other businesses have been reclassified as Discontinued Operations as required by SFAS 146.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        NOVEMBER 2, 2003 -
           ABCO FOOD GROUP, INC.                                        NOVEMBER 30, 2003
           ---------------------                                        ------------------
NET SALES                                                               $                -
COSTS AND EXPENSES:
     Cost of sales                                                                       -
     Selling and administrative                                                          -
     Reorganization items, net                                                           -
     Interest expense                                                                    -
     Interest income and other                                                           -
     Impairment/restructuring charges                                                    -
     Litigation charges                                                                  -
                                                                        ------------------
         TOTAL COSTS AND EXPENSES                                                        -
                                                                        ------------------

     Income/(Loss) before income taxes                                                   -
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                            -
                                                                        ------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                   -
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                          -
                                                                        ------------------
NET INCOME/(LOSS)                                                       $                -
                                                                        ------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        NOVEMBER 1, 2003 -
        CORE-MARK INTERNATIONAL, INC.                                   NOVEMBER 30, 2003
        -----------------------------                                   ------------------
NET SALES                                                               $          204,708
COSTS AND EXPENSES:
     Cost of sales                                                                (198,131)
     Selling and administrative                                                     (5,988)
     Reorganization items, net                                                        (316)
     Interest expense                                                                   53
     Interest income and other                                                         139
     Impairment/restructuring charges                                                    -
     Litigation charges                                                                  -
                                                                        ------------------
         TOTAL COSTS AND EXPENSES                                                 (204,242)
                                                                        ------------------

     Income/(Loss) before income taxes                                                 466
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                          466
                                                                        ------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                   -
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                          -
                                                                        ------------------
NET INCOME/(LOSS)                                                       $              466
                                                                        ------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        NOVEMBER 1, 2003 -
     CORE-MARK INTERRELATED COMPANIES, INC.                             NOVEMBER 30, 2003
     --------------------------------------                             ------------------
NET SALES                                                               $            7,456
COSTS AND EXPENSES:
     Cost of sales                                                                  (7,360)
     Selling and administrative                                                        (89)
     Reorganization items, net                                                           -
     Interest expense                                                                    -
     Interest income and other                                                           -
     Impairment/restructuring charges                                                    -
     Litigation charges                                                                  -
                                                                        ------------------
         TOTAL COSTS AND EXPENSES                                                   (7,450)
                                                                        ------------------

     Income/(Loss) before income taxes                                                   7
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                            7
                                                                        ------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                   -
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                          -
                                                                        ------------------
NET INCOME/(LOSS)                                                       $                7
                                                                        ------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        NOVEMBER 1, 2003 -
        CORE-MARK MID-CONTINENT, INC.                                   NOVEMBER 30, 2003
        -----------------------------                                   ------------------
NET SALES                                                               $           38,647
COSTS AND EXPENSES:
     Cost of sales                                                                 (37,343)
     Selling and administrative                                                       (859)
     Reorganization items, net                                                           -
     Interest expense                                                                    -
     Interest income and other                                                           -
     Impairment/restructuring charges                                                    -
     Litigation charges                                                                  -
                                                                        ------------------
         TOTAL COSTS AND EXPENSES                                                  (38,201)
                                                                        ------------------

     Income/(Loss) before income taxes                                                 445
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                          445
                                                                        ------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                   -
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                          -
                                                                        ------------------
NET INCOME/(LOSS)                                                       $              445
                                                                        ------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        NOVEMBER 2, 2003 -
            DUNIGAN FUELS, INC.                                         NOVEMBER 30, 2003
            -------------------                                         ------------------
NET SALES                                                               $                -
COSTS AND EXPENSES:
     Cost of sales                                                                       -
     Selling and administrative                                                          -
     Reorganization items, net                                                           -
     Interest expense                                                                    -
     Interest income and other                                                           -
     Impairment/restructuring charges                                                    -
     Litigation charges                                                                  -
                                                                        ------------------
         TOTAL COSTS AND EXPENSES                                                        -
                                                                        ------------------

     Income/(Loss) before income taxes                                                   -
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                            -
                                                                        ------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                 (65)
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                        (65)
                                                                        ------------------
NET INCOME/(LOSS)                                                       $              (65)
                                                                        ------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        NOVEMBER 2, 2003 -
           FAVAR CONCEPTS, LTD                                          NOVEMBER 30, 2003
           -------------------                                          ------------------
NET SALES                                                               $                -
COSTS AND EXPENSES:
     Cost of sales                                                                       -
     Selling and administrative                                                          -
     Reorganization items, net                                                           -
     Interest expense                                                                    -
     Interest income and other                                                           -
     Impairment/restructuring charges                                                    -
     Litigation charges                                                                  -
                                                                        ------------------
         TOTAL COSTS AND EXPENSES                                                        -
                                                                        ------------------

     Income/(Loss) before income taxes                                                   -
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                            -
                                                                        ------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                  10
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                         10
                                                                        ------------------
NET INCOME/(LOSS)                                                       $               10
                                                                        ------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        NOVEMBER 2, 2003 -
          FLEMING COMPANIES, INC.                                       NOVEMBER 30, 2003
          -----------------------                                       ------------------
NET SALES                                                               $           19,836
COSTS AND EXPENSES:
     Cost of sales                                                                 (22,725)
     Selling and administrative                                                       (829)
     Reorganization items, net                                                          (1)
     Interest expense                                                                    -
     Interest income and other                                                           2
     Impairment/restructuring charges                                                   (5)
     Litigation charges                                                                  -
                                                                        ------------------
         TOTAL COSTS AND EXPENSES                                                  (23,558)
                                                                        ------------------

     Income/(Loss) before income taxes                                              (3,721)
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                       (3,721)
                                                                        ------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                              (8,614)
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                     (8,614)
                                                                        ------------------
NET INCOME/(LOSS)                                                       $          (12,336)
                                                                        ------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        NOVEMBER 2, 2003 -
        FLEMING FOODS OF TEXAS, L.P.                                    NOVEMBER 30, 2003
        ----------------------------                                    ------------------
NET SALES                                                               $                -
COSTS AND EXPENSES:
     Cost of sales                                                                       -
     Selling and administrative                                                          -
     Reorganization items, net                                                           -
     Interest expense                                                                    -
     Interest income and other                                                           -
     Impairment/restructuring charges                                                    -
     Litigation charges                                                                  -
                                                                        ------------------
         TOTAL COSTS AND EXPENSES                                                        -
                                                                        ------------------

     Income/(Loss) before income taxes                                                   -
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                            -
                                                                        ------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                               1,003
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                      1,003
                                                                        ------------------
NET INCOME/(LOSS)                                                       $            1,003
                                                                        ------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        NOVEMBER 2, 2003 -
         FLEMING INTERNATIONAL, LTD                                     NOVEMBER 30, 2003
         --------------------------                                     ------------------
NET SALES                                                               $                -
COSTS AND EXPENSES:
     Cost of sales                                                                       -
     Selling and administrative                                                          -
     Reorganization items, net                                                           -
     Interest expense                                                                    -
     Interest income and other                                                           -
     Impairment/restructuring charges                                                    -
     Litigation charges                                                                  -
                                                                        ------------------
         TOTAL COSTS AND EXPENSES                                                        -
                                                                        ------------------

     Income/(Loss) before income taxes                                                   -
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                            -
                                                                        ------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                                  (0)
     Taxes on income/(loss)                                                              -
                                                                        ------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                         (0)
                                                                        ------------------
NET INCOME/(LOSS)                                                       $               (0)
                                                                        ------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                       NOVEMBER 2, 2003-
FLEMING TRANSPORTATION SERVICES, INC.                  NOVEMBER 30, 2003
------------------------------------------------------------------------
NET SALES                                              $               -
COSTS AND EXPENSES:
      Cost of sales                                                    -
      Selling and administrative                                       -
      Reorganization items, net                                        -
      Interest expense                                                 -
      Interest income and other                                        -
      Impairment/restructuring charges                                 -
      Litigation charges                                               -
                                                       -----------------
          TOTAL COSTS AND EXPENSES                                     -
                                                       -----------------

      Income/(Loss) before income taxes                                -
      Taxes on income/(loss)                                           -
                                                       -----------------
      INCOME/(LOSS)FROM CONTINUING OPERATIONS                          -
                                                       -----------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                1
      Taxes on income/(loss)                                           -
                                                       -----------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                       1
                                                       -----------------
NET INCOME/(LOSS)                                      $               1
                                                       -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                       NOVEMBER 1, 2003-
HEAD DISTRIBUTING COMPANY                              NOVEMBER 30, 2003
------------------------------------------------------------------------
NET SALES                                              $           7,389
COSTS AND EXPENSES:
       Cost of sales                                              (7,602)
       Selling and administrative                                   (874)
       Reorganization items, net                                       -
       Interest expense                                                -
       Interest income and other                                      48
       Impairment/restructuring charges                                -
       Litigation charges                                              -
                                                       -----------------
            TOTAL COSTS AND EXPENSES                              (8,428)
                                                       -----------------

       Income/(Loss) before income taxes                          (1,038)
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                   (1,038)
                                                       -----------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                               -
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                      -
                                                       -----------------
NET INCOME/(LOSS)                                      $          (1,038)
                                                       -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                       NOVEMBER 1, 2003-
MINTER-WEISMAN CO.                                     NOVEMBER 30,2003
------------------------------------------------------------------------
NET SALES                                              $          21,107
COSTS AND EXPENSES:
       Cost of sales                                             (20,858)
       Selling and administrative                                   (661)
       Reorganization items, net                                       -
       Interest expense                                                -
       Interest income and other                                      (0)
       Impairment/restructuring charges                                -
       Litigation charges                                              -
                                                       -----------------
           TOTAL COSTS AND EXPENSES                              (21,520)
                                                       -----------------
       Income/(Loss) before income taxes                            (413)
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                     (413)
                                                       -----------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                               -
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                      -
                                                       -----------------
NET INCOME/(LOSS)                                      $            (413)
                                                       -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                       NOVEMBER 2, 2003-
PIGGLY WIGGLY COMPANY                                  NOVEMBER 30,2003
------------------------------------------------------------------------
NET SALES                                              $               -
COSTS AND EXPENSES:
       Cost of sales                                                   -
       Selling and administrative                                      -
       Reorganization items, net                                       -
       Interest expense                                                -
       Interest income and other                                       -
       Impairment/restructuring charges                                -
       Litigation charges                                              -
                                                       -----------------
             TOTAL COSTS AND EXPENSES                                  -
                                                       -----------------
       Income/(Loss) before income taxes                               -
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                        -
                                                       -----------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                              (8)
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     (8)
                                                       -----------------
NET INCOME/(LOSS)                                      $              (8)
                                                       -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                       NOVEMBER 2, 2003-
PROGRESSIVE REALTY, INC.                               NOVEMBER 30, 2003
------------------------------------------------------------------------
NET SALES                                              $               -
COSTS AND EXPENSES:
       Cost of sales                                                   -
       Selling and administrative                                      -
       Reorganization items, net                                       -
       Interest expense                                                -
       Interest income and other                                       -
       Impairment/restructuring charges                                -
       Litigation charges                                              -
                                                       -----------------
            TOTAL COSTS AND EXPENSES                                   -
                                                       -----------------
       Income/(Loss) before income taxes                               -
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                        -
                                                       -----------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                               -
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                      -
                                                       -----------------
NET INCOME/(LOSS)                                      $               -
                                                       -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                       NOVEMBER 2, 2003-
RAINBOW FOOD GROUP,  INC.                              NOVEMBER 30, 2003
------------------------------------------------------------------------
NET SALES                                              $               -
COSTS AND EXPENSES:
       Cost of sales                                                   -
       Selling and administrative                                      -
       Reorganization items, net                                       -
       Interest expense                                                -
       Interest income and other                                       -
       Impairment/restructuring charges                                -
       Litigation charges                                              -
                                                       -----------------
        TOTAL COSTS AND EXPENSES                                       -
                                                       -----------------
       Income/(Loss) before income taxes                               -
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                        -
                                                       -----------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                            (145)
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   (145)
                                                       -----------------
NET INCOME/(LOSS)                                      $            (145)
                                                       -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                       NOVEMBER 2, 2003-
RETAIL INVESTMENTS, INC.                               NOVEMBER 30, 2003
------------------------------------------------------------------------
NET SALES                                              $               -
COSTS AND EXPENSES:
       Cost of sales                                                   -
       Selling and administrative                                      -
       Reorganization items, net                                       -
       Interest expense                                                -
       Interest income and other                                       -
       Impairment/restructuring charges                                -
       Litigation charges                                              -
                                                       -----------------
        TOTAL COSTS AND EXPENSES                                       -
                                                       -----------------
       Income/(Loss) before income taxes                               -
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                        -
                                                       -----------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                               -
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                      -
                                                       -----------------
NET INCOME/(LOSS)                                      $               -
                                                       -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                       NOVEMBER 2, 2003-
RFS MARKETING SERVICES, INC.                           NOVEMBER 30, 2003
------------------------------------------------------------------------
NET SALES                                              $               -
COSTS AND EXPENSES:
       Cost of sales                                                   -
       Selling and administrative                                      -
       Reorganization items, net                                       -
       Interest expense                                                -
       Interest income and other                                       -
       Impairment/restructuring charges                                -
       Litigation charges                                              -
                                                       -----------------
        TOTAL COSTS AND EXPENSES                                       -
                                                       -----------------
       Income/(Loss) before income taxes                               -
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                        -
                                                       -----------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                              13
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     13
                                                       -----------------
NET INCOME/(LOSS)                                      $              13
                                                       -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                       NOVEMBER 2, 2003-
RICHMAR FOODS, INC.                                    NOVEMBER 30, 2003
------------------------------------------------------------------------
NET SALES                                              $               -
COSTS AND EXPENSES:
       Cost of sales                                                   -
       Selling and administrative                                      -
       Reorganization items, net                                       -
       Interest expense                                                -
       Interest income and other                                       -
       Impairment/restructuring charges                                -
       Litigation charges                                              -
                                                       -----------------
        TOTAL COSTS AND EXPENSES                                       -
                                                       -----------------
       Income/(Loss) before income taxes                               -
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                        -
                                                       -----------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                             (48)
       Taxes on income/(loss)                                          -
                                                       -----------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                    (48)
                                                       -----------------
NET INCOME/(LOSS)                                      $             (48)
                                                       -----------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                AS OF
FLEMING COMPANIES, INC. & SUBSIDIARIES [2]                NOVEMBER 30, 2003
---------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                             $         662,141
    Receivables, net [3]                                            545,608
    Inventories                                                     158,865
    Assets held for sale [4]                                          5,485
    Other current assets                                             43,785
                                                          -----------------
       TOTAL CURRENT ASSETS                                       1,415,884
                                                          -----------------
Investments and notes receivable, net                                   889
Investment in direct financing leases                                 6,606
                                                          -----------------
Net property and equipment                                           45,549
                                                          -----------------
Other assets                                                         49,904
                                                          -----------------
TOTAL ASSETS                                              $       1,518,832
                                                          -----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable [3]                                  $         201,977
    Liabilities held for sale                                             -
    Other current liabilities [13]                                   49,826
                                                          -----------------
       TOTAL CURRENT LIABILITIES                                    251,803
                                                          -----------------
Long-term debt                                                            -
Long-term obligations under capital leases [13]                       6,603
Other liabilities                                                     9,209

Liabilities subject to compromise [5] [6]                         2,850,393

Net intercompany due to (from) [7]                                   (9,233)

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                         136,221
    Capital in excess of par value                                  710,622
    Reinvested earnings (deficit)                                (2,309,761)
    Accumulated other comprehensive income:
       Additional minimum pension liability                        (129,215)
       Cumulative foreign currency translation adjustment             2,189
                                                          -----------------
       TOTAL SHAREHOLDERS' EQUITY                         $      (1,589,944)
                                                          -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                $       1,518,832
                                                          -----------------

                                                                    FORM MOR - 3

LIABILITIES SUBJECT TO COMPROMISE [5] [6]
Debt and notes payable [8] [9]                            $    1,881,980
Accounts payable [10] [14]                                       544,037
Closed store reserves [11]                                        48,719
Other liabilities [10] [15]                                      118,979
Pension obligation [12] [16]                                     230,570
Taxes payable [10] [17]                                           26,108
                                                          --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                   $    2,850,393

GENERAL

[1] At the close of the 11th period, Fleming Companies, Inc. changed its' reporting period from a 13 period reporting basis to a month-end basis. Consequently, the November reporting period will be for the period November 2, 2003 through November 30, 2003, or basically, the month of November for both the Core-Mark entities and the Fleming entities. The period close for all legal entities was as of November 30, 2003.

[2] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no ending balances as of period close. In addition, no individual Balance Sheets have been provided for these entities in the Monthly Operating Report.

[3] The accounts receivable balance as of November 30, 2003 includes accounts due from customers as well as vendor deductions for PRADS, military, advertising and other vendor related deductions. The Company continues to reconcile such information and additional adjustments are expected in future periods. No amount has currently been reserved for receivables from vendors. Fleming continues to evaluate the recoverability of its customer accounts receivable.

[4] Continuing Operations as of November 30, 2003 includes only the convenience business (Core-Mark, including the Fleming 7). Assets of all businesses have been reclassified as Assets Held for Sale and liabilities as Liabilities Held for Sale as required by SFAS 146.

[5] Liabilities Subject to Compromise is comprised of prepetition long-term debt, accounts payable, closed store reserves, other liabilities, pension obligation and taxes payable. The Company continues to reconcile its liabilities subject to compromise and anticipates additional adjustments will be made in future periods.

[6] The Company may have paid certain prepetition liabilities. Not all payments made related to prepetition debts are reflected in the Liabilities Subject to Compromise. As a result, the Liabilities Subject to Compromise may be overstated.

[7] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[8] The senior notes, convertible notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. balance sheet.

FLEMING ENTITIES

[9] Debt and notes payable includes bonds, revolver and term Loan and related accrued interest. The debt and notes payable (excluding accrued interest) are November balances.

[10] Accounts payable includes trade payables and accrued expenses. Retailer incentives (previously in accounts payable) have been reclassified to accounts receivable. Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Taxes payable includes income taxes and taxes other than income. Cigarette taxes payable is included in accounts payable. The balances for these accounts resulted from an ongoing review of these accounts. The Company continues to reconcile these accounts and additional adjustments are expected in future periods. See also footnote 3 above.

[11] Closed store reserves are November balances.

[12] Pension obligation is a November balance.

[13] Net balances for capital leases do not include an amount for estimated damages related to the Debtors' bankruptcy filing.

CORE-MARK ENTITIES

[14] Accounts payable includes trade payables and accrued expenses. Accounts payable represents a review of the accounts payable trial balance. See also footnote 3 above.

[15] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, represent a review of the applicable balance sheet account.

[16] Pension obligation is a November balance.

[17] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income represent a review of the applicable balance sheet accounts. Cigarette taxes payable is included in accounts payable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                  ABCO FOOD GROUP, INC.                     AS OF NOVEMBER 30, 2003
---------------------------------------------------------   -----------------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                               $                  -
    Receivables, net                                                           -
    Inventories                                                                -
    Assets held for sale                                                       -
    Other current assets                                                       3
                                                            --------------------
       TOTAL CURRENT ASSETS                                                    3
                                                            --------------------
Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -
                                                            --------------------
Net property and equipment                                                     -
                                                            --------------------
Other assets                                                                   2
                                                            --------------------
TOTAL ASSETS                                                $                  5
                                                            --------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                        $                  -
    Liabilities held for sale                                                  -
    Other current liabilities                                                  -
                                                            --------------------
       TOTAL CURRENT LIABILITIES                                               -
                                                            --------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                          1,300

Net intercompany due to (from)                                            (1,295)

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                    -
    Capital in excess of par value                                             -
    Reinvested earnings (deficit)                                              -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                    -
       Cumulative foreign currency translation adjustment                      -
                                                            --------------------
       TOTAL SHAREHOLDERS' EQUITY                           $                  -
                                                            --------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $                  5
                                                            --------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                      $                  -
Accounts payable                                                               -
Closed store reserves                                                          -
Other liabilities                                                          1,300
Pension obligation                                                             -
Taxes payable                                                                  -
                                                            --------------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                     $              1,300

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

               CORE-MARK INTERNATIONAL, INC.                AS OF NOVEMBER 30, 2003
---------------------------------------------------------   -----------------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                 $           63,672
    Receivables, net                                                     150,600
    Inventories                                                           98,732
    Assets held for sale                                                       -
    Other current assets                                                  18,794
                                                              ------------------
       TOTAL CURRENT ASSETS                                              331,798
                                                              ------------------
Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -
                                                              ------------------
Net property and equipment                                                19,679
                                                              ------------------
Other assets                                                              37,107
                                                              ------------------
TOTAL ASSETS                                                  $          388,583
                                                              ------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                          $           84,280
    Liabilities held for sale                                                  -
    Other current liabilities                                              6,029
                                                              ------------------
       TOTAL CURRENT LIABILITIES                                          90,310
                                                              ------------------
Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                          2,989

Liabilities subject to compromise                                        116,471

Net intercompany due to (from)                                           178,813

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                    -
    Capital in excess of par value                                             -
    Reinvested earnings (deficit)                                              -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                    -
       Cumulative foreign currency translation adjustm                         -
                                                              ------------------
       TOTAL SHAREHOLDERS' EQUITY                             $                -
                                                              ------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $          388,583
                                                              ------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                        $                -
Accounts payable                                                         108,718
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                         5,578
Taxes payable                                                              2,175
                                                              ------------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                       $          116,471

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

         CORE-MARK INTERRELATED COMPANIES, INC.             AS OF NOVEMBER 30, 2003
---------------------------------------------------------   -----------------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                 $                -
    Receivables, net                                                       2,364
    Inventories                                                            6,830
    Assets held for sale                                                       -
    Other current assets                                                      47
                                                              ------------------
       TOTAL CURRENT ASSETS                                                9,240
                                                              ------------------
Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -
                                                              ------------------
Net property and equipment                                                   306
                                                              ------------------
Other assets                                                                   -
                                                              ------------------
TOTAL ASSETS                                                  $            9,547
                                                              ------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                          $            1,289
    Liabilities held for sale                                                  -
    Other current liabilities                                                  -
                                                              ------------------
       TOTAL CURRENT LIABILITIES                                           1,289
                                                              ------------------
Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                          5,204

Net intercompany due to (from)                                             3,054

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                    -
    Capital in excess of par value                                             -
    Reinvested earnings (deficit)                                              -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                    -
       Cumulative foreign currency translation adjustment                      -
                                                              ------------------
       TOTAL SHAREHOLDERS' EQUITY                             $                -
                                                              ------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $            9,547
                                                              ------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                        $                -
Accounts payable                                                           5,204
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                              ------------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                       $            5,204

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

              CORE-MARK MID-CONTINENT, INC.                 AS OF NOVEMBER 30, 2003
---------------------------------------------------------   -----------------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                 $                -
    Receivables, net                                                      25,824
    Inventories                                                           24,153
    Assets held for sale                                                       -
    Other current assets                                                   2,813
                                                              ------------------
       TOTAL CURRENT ASSETS                                               52,791
                                                              ------------------
Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -
                                                              ------------------
Net property and equipment                                                11,575
                                                              ------------------
Other assets                                                               1,707
                                                              ------------------
TOTAL ASSETS                                                  $           66,073
                                                              ------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                                      11,077
    Liabilities held for sale                                                  -
    Other current liabilities                                                  -
                                                              ------------------
       TOTAL CURRENT LIABILITIES                                          11,077
                                                              ------------------
Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                          7,174

Net intercompany due to (from)                                            47,822

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                    -
    Capital in excess of par value                                             -
    Reinvested earnings (deficit)                                              -
    Accumulated other comprehensive income:
       Additional minimum pension liability                                    -
       Cumulative foreign currency translation adjustment                      -
                                                              ------------------
       TOTAL SHAREHOLDERS' EQUITY                             $                -
                                                              ------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $           66,073
                                                              ------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                        $                -
Accounts payable                                                           7,174
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                              ------------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                       $            7,174

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  AS OF
                  DUNIGAN FUELS, INC.                          NOVEMBER 30, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents                              $               -
        Receivables, net                                                   2,733
        Inventories
        Assets held for sale
        Other current assets
                                                               -----------------
                TOTAL CURRENT ASSETS                                       2,733
                                                               -----------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

                                                               -----------------
Net property and equipment                                                     -
                                                               -----------------
Other assets                                                                   -
                                                               -----------------
TOTAL ASSETS                                                   $           2,733
                                                               -----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Accounts payable
        Liabilities held for sale
        Other current liabilities
                                                               -----------------
                TOTAL CURRENT LIABILITIES                                      -
                                                               -----------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                          8,741

Net intercompany due to (from)                                            (6,009)

SHAREHOLDERS' EQUITY:
        Common stock, $2.50 par value per share                                -
        Capital in excess of par value                                         -
        Reinvested earnings (deficit)                                          -
        Accumulated other comprehensive income:
                Additional minimum pension liability                           -
                Cumulative foreign currency translation
                 adjustment                                                    -
                                                               -----------------
                TOTAL SHAREHOLDERS' EQUITY                     $               -
                                                               -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $           2,733
                                                               -----------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                         $               -
Accounts payable                                                           8,569
Closed store reserves                                                          -
Other liabilities                                                            172
Pension obligation                                                             -
Taxes payable                                                                  -
                                                               -----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $           8,741

NOTES
[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                    AS OF
                  FAVAR CONCEPTS, LTD                          NOVEMBER 30, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents                              $               -
        Receivables, net                                                       -
        Inventories                                                            -
        Assets held for sale                                                   -
        Other current assets                                                   -
                                                               -----------------
                 TOTAL CURRENT ASSETS                                          -
                                                               -----------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

                                                               -----------------
Net property and equipment                                                     -
                                                               -----------------
Other assets                                                                   -
                                                               -----------------
TOTAL ASSETS                                                   $               -
                                                               -----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Accounts payable                                       $               -
        Liabilities held for sale                                              -
        Other current liabilities                                             (3)
                                                               -----------------
                TOTAL CURRENT LIABILITIES                                     (3)
                                                               -----------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                            555

Net intercompany due to (from)                                              (552)

SHAREHOLDERS' EQUITY:
        Common stock, $2.50 par value per share                                -
        Capital in excess of par value                                         -
        Reinvested earnings (deficit)                                          -
        Accumulated other comprehensive income:                                -
                Additional minimum pension liability                           -
                Cumulative foreign currency
                        translation adjustment                                 -
                                                               -----------------
                TOTAL SHAREHOLDERS' EQUITY                     $               -
                                                               -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $               -
                                                               -----------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                         $               -
Accounts payable                                                             555
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                               -----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $             555

NOTES
[1] Refer to Fleming Companies,Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                    AS OF
                  FLEMING COMPANIES, INC.                     NOVEMBER 30, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents                              $         598,133
        Receivables, net                                                 288,219
        Inventories                                                       10,789
        Assets held for sale                                               5,485
        Other current assets                                              15,781
                                                               -----------------
                TOTAL CURRENT ASSETS                                     918,406
                                                               -----------------

Investments and notes receivable, net                                        889
Investment in direct financing leases                                      6,606

                                                               -----------------
Net property and equipment                                                 8,126
                                                               -----------------
Other assets                                                              10,457
                                                               -----------------
TOTAL ASSETS                                                   $         944,485
                                                               -----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Accounts payable                                       $          93,277
        Liabilities held for sale                                              -
        Other current liabilities                                         38,785
                                                               -----------------
                TOTAL CURRENT LIABILITIES                                132,062
                                                               -----------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                 6,603
Other liabilities                                                          6,019

Liabilities subject to compromise                                      2,641,880

Net intercompany due to (from)                                          (252,136)

SHAREHOLDERS' EQUITY:
        Common stock, $2.50 par value per share                          136,221
        Capital in excess of par value                                   710,622
        Reinvested earnings (deficit)                                 (2,309,761)
        Accumulated other comprehensive income:
                Additional minimum pension liability                    (129,215)
                Cumulative foreign currency translation
                  adjustment                                               2,189
                                                               -----------------
                TOTAL SHAREHOLDERS' EQUITY                     $      (1,589,944)
                                                               -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $         944,485
                                                               -----------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                         $       1,881,980
Accounts payable                                                         348,215
Closed store reserves                                                     48,719
Other liabilities                                                        115,291
Pension obligation                                                       224,992
Taxes payable                                                             22,683
                                                               -----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $       2,641,880

NOTES
[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
                  FLEMING FOODS OF TEXAS, L.P.                 NOVEMBER 30, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                   $               -
   Receivables, net                                                       43,112
   Inventories                                                                 -
   Assets held for sale                                                        -
   Other current assets                                                    3,473
                                                               -----------------
        TOTAL CURRENT ASSETS                                              46,585
                                                               -----------------

Investments and notes receivable, net
Investment in direct financing leases

                                                               -----------------
Net property and equipment                                                     -
                                                               -----------------
Other assets                                                                   4
                                                               -----------------

TOTAL ASSETS                                                   $          46,589
                                                               -----------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                            $           1,408
   Liabilities held for sale
   Other current liabilities                                                 386
                                                               -----------------
        TOTAL CURRENT LIABILITIES                                          1,794
                                                               -----------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                         29,353

Net intercompany due to (from)                                            15,442

SHAREHOLDERS' EQUITY:
   Common stock,$2.50 par value per share
   Capital in excess of par value
   Reinvested earnings (deficit)
   Accumulated other comprehensive income:
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                               -----------------
        TOTAL SHAREHOLDERS' EQUITY                             $               -
                                                               -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $          46,589
                                                               -----------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                         $               -
Accounts payable                                                          28,003
Closed store reserves                                                          -
Other liabilities                                                            100
Pension obligation                                                             -
Taxes payable                                                              1,250
                                                               -----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $          29,353

NOTES
[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all
    financial statement footnotes.
                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
                  FLEMING INTERNATIONAL, LTD                   NOVEMBER 30, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents                              $               -
        Receivables, net                                                     270
        Inventories                                                            -
        Assets held for sale                                                   -
        Other current assets                                                   -
                                                               -----------------
                TOTAL CURRENT ASSETS                                         270
                                                               -----------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

                                                               -----------------
Net property and equipment                                                     -
                                                               -----------------
Other assets                                                                   -
                                                               -----------------
TOTAL ASSETS                                                   $             270
                                                               -----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Accounts payable                                       $               -
        Liabilities held for sale                                              -
        Other current liabilities                                              -
                                                               -----------------
                TOTAL CURRENT LIABILITIES                                      -
                                                               -----------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                              -

Net intercompany due to (from)                                               270

SHAREHOLDERS' EQUITY:
        Common stock, $2.50 par value per share                                -
        Capital in excess of par value                                         -
        Reinvested earnings (deficit)                                          -
        Accumulated other comprehensive income:                                -
                Additional minimum pension liability                           -
                Cumulative foreign currency translation
                        adjustment                                             -
                                                               -----------------
                TOTAL SHAREHOLDERS' EQUITY                     $               -
                                                               -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $             270
                                                               -----------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                         $               -
Accounts payable                                                               -
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                               -----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $               -

NOTES
[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all
    financial statement footnotes.
                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                               AS OF
FLEMING TRANSPORTATION SERVICES, INC.                    NOVEMBER  30, 2003
---------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents                         $               -
        Receivables, net                                                259
        Inventories                                                       -
        Assets held for sale                                              -
        Other current assets                                              1
                                                          -----------------
                TOTAL CURRENT ASSETS                                    260
                                                          -----------------
Investments and notes receivable, net                                     -
Investment in direct financing leases                                     -
                                                                          -
                                                          -----------------
Net property and equipment                                              607
                                                          -----------------
Other assets                                                              -
                                                          -----------------
TOTAL ASSETS                                              $             867
                                                          -----------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
         Accounts payable                                 $             (55)
         Liabilities held for sale                                        -
         Other current liabilities                                       87
                                                          -----------------
                TOTAL CURRENT LIABILITIES                                32
                                                          -----------------
Long-term debt                                                            -
Long-term obligations under capital leases                                -
Other liabilities                                                         -

Liabilities subject to compromise                                       252

Net intercompany due to (from)                                          583

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share
       Capital in excess of par value
       Reinvested earnings (deficit)
       Accumulated other comprehensive income:
                Additional minimum pension liability
                Cumulative foreign currency translation
                 adjustment
                                                          -----------------
                TOTAL SHAREHOLDERS' EQUITY                $               -
                                                          -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                $             867
                                                          -----------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                    $                -
Accounts payable                                                         252
Closed store reserves                                                      -
Other liabilities                                                          -
Pension obligation                                                         -
Taxes payable                                                              -
                                                          ------------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                   $              252

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  AS OF
HEAD DISTRIBUTING COMPANY                                    NOVEMBER 30,2003
-----------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                $            291
    Receivables, net                                                   11,123
    Inventories                                                         6,881
    Assets held for sale                                                    -
    Other current assets                                                  433
                                                             ----------------
        TOTAL CURRENT ASSETS                                           18,727
                                                             ----------------

Investments and notes receivable, net                                       -
Investment in direct financing leases                                       -
                                                             ----------------
Net property and equipment                                              3,051
                                                             ----------------
Other assets                                                              475
                                                             ----------------
TOTAL ASSETS                                                 $         22,254
                                                             ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                           $          1,119
  Liabilities held for sale                                                 -
  Other current liabilities                                                 -
                                                             ----------------
      TOTAL CURRENT LIABILITIES                                         1,119
                                                             ----------------
Long-term debt                                                              -
Long-term obligations under capital leases                                  -
Other liabilities                                                           -


Liabilities subject to compromise                                       5,579

Net intercompany due to (from)                                         15,555

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                 -
    Capital in excess of par value                                          -
    Reinvested earnings (deficit)                                           -
    Accumulated other comprehensive income:                                 -
      Additional minimum pension liability                                  -
      Cumulative foreign currency translation adjustment                    -
                                                             ----------------
      TOTAL SHAREHOLDERS' EQUITY                                            -

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $         22,254
                                                             ----------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                          $              -
Accounts payable                                           5,579
Closed store reserves                                          -
Other liabilities                                              -
Pension obligation                                             -
Taxes payable                                                  -
                                                ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE         $          5,579

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.
                                                                      FORM MOR 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   AS OF
MINTER-WEISMAN CO.                                           NOVEMBER 30,2003
------------------                                           ----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalent                                $             46
     Receivables, net                                                  12,626
     Inventories                                                       11,480
     Assets held for sale                                                   -
     Other current assets                                               1,373
                                                             ----------------
      TOTAL CURRENT ASSETS                                             25,525
                                                             ----------------

Investments and notes receivable, net                                       -
Investment in direct financing leases                                       -
                                                             ----------------
Net property and equipment                                              2,205
                                                             ----------------
Other assets                                                               38
                                                             ----------------
TOTAL ASSETS                                                 $         27,767
                                                             ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                        $          5,978
     Liabilities held for sale                                              -
     Other current liabilities                                              -
                                                             ----------------
      TOTAL CURRENT LIABILITIES                                         5,978
                                                             ----------------

Long-term debt                                                              -
Long-term obligations under capital leases                                  -
Other liabilities                                                           -

Liabilities subject to compromise                                       6,301

Net intercompany due to (from)                                         15,488

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value                                         -
     Reinvested earnings (deficit)                                          -
     Accumulated other comprehensive income:                                -
       Additional minimum pension liability                                 -
       Cumulative foreign currency translation adjustment                   -
                                                             ----------------
       TOTAL SHAREHOLDERS' EQUITY                            $              -
                                                             ----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $         27,767
                                                             ----------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                       $              -
Accounts payable                                                        6,301
Closed store reserves                                                       -
Other liabilities                                                           -
Pension obligation                                                          -
Taxes payable                                                               -
                                                             ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                      $          6,301


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.
                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   AS OF
          PIGGLY WIGGLY COMPANY                               NOVEMBER 30,2003
----------------------------------------                      -----------------
ASSETS
        CURRENT ASSETS:
        Cash and cash equivalents                             $              -
        Receivables, net                                                   567
        Inventories                                                          -
        Assets held for sale                                                 -
        Other current assets                                                (3)
                                                              ----------------
                TOTAL CURRENT ASSETS                                       564
                                                              ----------------

Investments and notes receivable, net                                        -
Investment in direct financing leases                                        -

                                                              ----------------
Net property and equipment                                                   -
                                                              ----------------
Other assets                                                                 -
                                                              ----------------
TOTAL ASSETS                                                  $            564
                                                              ----------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Accounts payable                                      $            270
        Liabilities held for sale                                            -
        Other current liabilities                                           16
                                                              ----------------
                TOTAL CURRENT LIABILITIES                                  285
                                                              ----------------

Long-term debt                                                               -
Long-term obligations under capital leases                                   -
Other liabilities                                                            -

Liabilities subject to compromise                                          229

Net intercompany due to (from)                                              49

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                -
      Capital in excess of par value                                         -
      Reinvested earnings (deficit)                                          -
      Accumulated other comprehensive income:
                Additional minimum pension liability                            -
                Cumulative foreign currency translation adjustment              -
                                                              ----------------
                TOTAL SHAREHOLDERS' EQUITY                       $              -
                                                              ----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $            564
                                                              ----------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                        $              -
Accounts payable                                                           229
Closed store reserves                                                        -
Other liabilities                                                            -
Pension obligation                                                           -
Taxes payable                                                                -
                                                              ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                       $            229

Notes
[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.
                                                                      FROM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                    AS OF
              PROGRESSIVE REALTY, INC.                        NOVEMBER 30, 2003
-----------------------------------------------------         -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                $               -
     Receivables, net                                                         -
     Inventories                                                              -
     Assets held for sale                                                     -
     Other current assets                                                     -
                                                              -----------------
        TOTAL CURRENT ASSETS                                                  -
                                                              -----------------

Investments and notes receivable, net                                         -
Investment in direct financing leases                                         -

                                                              -----------------
Net property and equipment                                                    -
                                                              -----------------
Other assets                                                                  -
                                                              -----------------
TOTAL ASSETS                                                  $               -
                                                              -----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                         $               -
     Liabilities held for sale                                                -
     Other current liabilities                                            1,510
                                                              -----------------
        TOTAL CURRENT LIABILITIES                                         1,510
                                                              -----------------

Long-term debt                                                                -
Long-term obligations under capital leases                                    -
Other liabilities                                                             -

Liabilities subject to compromise                                             9

Net intercompany due to (from)                                           (1,519)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                  -
     Capital in excess of par value                                           -
     Reinvested earnings (deficit)                                            -
     Accumulated other comprehensive income:
        Additional minimum pension liability                                  -
        Cumulative foreign currency translation adjustment                    -
                                                              -----------------
        TOTAL SHAREHOLDERS' EQUITY                            $               -
                                                              -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $               -
                                                              -----------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                        $               -
Accounts payable                                                              9
Closed store reserves                                                         -
Other liabilities                                                             -
Pension obligation                                                            -
Taxes payable                                                                 -
                                                              -----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                       $               9

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.
                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                    AS OF
RAINBOW FOOD GROUP, INC.                                      NOVEMBER 30, 2003
-------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                   $       -
      Receivables, net                                                3,353
      Inventories                                                         -
      Assets held for sale                                                -
      Other current assets                                               23
                                                                  ---------
         TOTAL CURRENT ASSETS                                         3,376
                                                                  ---------
Investments and notes receivable, net                                     -
Investment in direct financing leases                                     -

Net property and equipment                                                -
                                                                  ---------
Other assets                                                             80
                                                                  ---------
TOTAL ASSETS                                                      $   3,457
                                                                  ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                            $   1,241
      Liabilities held for sale                                           -
      Other current liabilities                                          43
                                                                  ---------
         TOTAL CURRENT LIABILITIES                                    1,284
                                                                  ---------

Long-term debt                                                            -
Long-term obligations under capital leases                                -
Other liabilities                                                       201
Liabilities subject to compromise                                    17,597

Net intercompany due to (from)                                      (15,626)

SHAREHOLDERS' EQUITY:

      Common stock, $2.50 par value per share                             -
      capital in excess of par value                                      -
      Reinvested earnings (deficit)                                       -
      Accumulated other comprehensive income:                             -
         Additional minimum pension liability                             -
         Cumulative foreign currency translation adjustment               -
                                                                  ---------
         TOTAL SHAREHOLDERS' EQUITY                               $       -
                                                                  ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $   3,457
                                                                  ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                            $       -
Accounts payable                                                     17,597
Closed store reserves                                                     -
Other liabilities                                                         -
Pension obligation                                                        -
Taxes payable                                                             -
                                                                  ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $  17,597

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                               AS OF
RETAIL INVESTMENTS, INC.                                 NOVEMBER 30, 2003
--------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                         $       -
      Receivables, net                                          -
      nventories                                                -
      Assets held for sale                                      -
      Other current assets                                     (3)
                                                        ---------
          TOTAL CURRENT ASSETS                                 (3)
                                                        ---------

Investments and notes receivable, net                          -
Investment in direct financing leases                          -
                                                        ---------
Net property and equipment                                      -
                                                        ---------
Other assets                                                    -
                                                        ---------
TOTAL ASSETS                                            $      (3)
                                                        ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:

      Accounts payable                                  $      (1)
      Liabilities held for sale                                 -
      Other current liabilities                                 -
                                                        ---------
          TOTAL CURRENT LIABILITIES                            (1)
                                                        ---------
Long-term debt                                                 -

Long-term obligations under capital leases                     -

Other liabilities                                              -

Liabilities subject to compromise                              -

Net intercompany due to (from)                                 (2)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                   -
      Capital in excess of par value                            -
      Reinvested earnings (deficit)                             -
      Accumulated other comprehensive income:
          Additional minimum pension liability                  -
          Cumulative foreign currency translation adjustment    -
                                                        ---------
          TOTAL SHAREHOLDERS' EQUITY                    $       -
                                                        ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $      (3)
                                                        ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                  $       -
Accounts payable                                                -
Closed store reserves                                           -
Other liabilities                                               -
Pension obligation                                              -
Taxes payable                                                   -
                                                        ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                 $       -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
                RFS MARKETING SERVICES, INC.                   NOVEMBER 30, 2003
------------------------------------------------------------   -----------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                $               -
      Receivables, net                                                        23
      Inventories                                                              -
      Assets held for sale                                                     -
      Other current assets                                                     1
                                                               -----------------
          TOTAL CURRENT ASSETS                                                24
                                                               -----------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

                                                               -----------------
Net property and equipment                                                     -
                                                               -----------------
Other assets                                                                  33
                                                               -----------------
TOTAL ASSETS                                                   $              57
                                                               -----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                         $              12
      Liabilities held for sale                                                -
      Other current liabilities                                               10
                                                               -----------------
          TOTAL CURRENT LIABILITIES                                           22
                                                               -----------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                              -

Net intercompany due to (from)                                                36

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                  -
      Capital in excess of par value                                           -
      Reinvested earnings (deficit)                                            -
      Accumulated other comprehensive income:
          Additional minimum pension liability                                 -
          Cumulative foreign currency translation adjustment                   -
                                                               -----------------
          TOTAL SHAREHOLDERS' EQUITY                           $               -
                                                               -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $              57
                                                               -----------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                         $               -
Accounts payable                                                               -
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                               -----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $               -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 11/02/03 - 11/30/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
                    RICHMAR FOODS, INC.                        NOVEMBER 30, 2003
------------------------------------------------------------   -----------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                $               -
      Receivables, net                                                     4,535
      Inventories                                                              -
      Assets held for sale                                                     -
      Other current assets                                                 1,050
                                                               -----------------
          TOTAL CURRENT ASSETS                                             5,586
                                                               -----------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

                                                               -----------------
Net property and equipment                                                     -
                                                               -----------------
Other assets                                                                   -
                                                               -----------------
TOTAL ASSETS                                                   $           5,586
                                                               -----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                         $           2,082
      Liabilities held for sale                                                -
      Other current liabilities                                            2,964
                                                               -----------------
          TOTAL CURRENT LIABILITIES                                        5,045
                                                               -----------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                          9,746

Net intercompany due to (from)                                            (9,206)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                  -
      Capital in excess of par value                                           -
      Reinvested earnings (deficit)                                            -
      Accumulated other comprehensive income:
          Additional minimum pension liability                                 -
          Cumulative foreign currency translation adjustment                   -
                                                               -----------------
          TOTAL SHAREHOLDERS' EQUITY                           $               -
                                                               -----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $           5,586
                                                               -----------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                         $               -
Accounts payable                                                           7,631
Closed store reserves                                                          -
Other liabilities                                                          2,115
Pension obligation                                                             -
Taxes payable                                                                  -
                                                               -----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $           9,746

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 11/02/03 - 11/30/03
(DOLLARS IN 000'S)

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

FLEMING [9]                        BEGINNING             AMOUNT                                  ENDING
                                      TAX              WITHHELD OR            AMOUNT               TAX
                                   LIABILITY             ACCRUED            PAID [10]           LIABILITY
                                  ------------         ------------         ----------         ------------
FEDERAL
-------
Payroll Taxes [1]                 $          -         $          -         $        -         $         -
                                  ------------         ------------         ----------         ------------
Income                            $       (937)                                    550                 (387)
                                  ------------         ------------         ----------         ------------
    TOTAL FEDERAL TAXES           $       (937)        $          -         $      550         $      (387)
                                  ------------         ------------         ----------         ------------
STATE AND LOCAL
---------------
Payroll Taxes [1]                 $          -         $          -         $        -         $          -
                                  ------------         ------------         ----------         ------------
Sales [2]                         $     (1,889)                   -                145               (1,744)
                                  ------------         ------------         ----------         ------------
Excise [2]                        $         67                                     (67)                   -
                                  ------------         ------------         ----------         ------------
& Personal Property [3]           $     (4,274)                   -              1,833               (2,441)
                                  ------------         ------------         ----------         ------------
Cigarette & Tobacco [4]           $          -                    -                  -                    -
                                  ------------         ------------         ----------         ------------
Franchise [2]                     $       (150)                  70                (64)                (144)
                                  ------------         ------------         ----------         ------------
Total State and Local             $     (6,246)        $         70         $   (1,847)        $     (4,329)
                                  ------------         ------------         ----------         ------------
TOTAL TAXES                       $     (7,183)        $         70              2,397               (4,716)
                                  ============         ============         ==========         ============

                                      BEGINNING             AMOUNT                                   ENDING
                                         TAX              WITHHELD OR           AMOUNT                TAX
CORE-MARK [9]                         LIABILITY             ACCRUED              PAID               LIABILITY
-------------                        ------------         ------------         ----------         ------------

FEDERAL
-------
Payroll Taxes [1]                    $       (346)        $     (2,324)        $    2,345         $       (325)
                                     ------------         ------------          ---------         ------------
 Income                              $          -                    -                  -                    -
                                     ------------         ------------          ---------         ------------
  TOTAL FEDERAL TAXES                $       (346)        $     (2,324)        $   2 ,345         $       (325)
                                     ------------         ------------          ---------         ------------
STATE AND LOCAL
---------------
Payroll Taxes [1]                    $         (2)        $       (308)        $      309         $         (1)
                                     ------------         ------------          ---------         ------------
Sales                                $        (12)                 (38)                37                  (13)
                                     ------------         ------------          ---------         ------------
Excise                               $       (370)                 (91)               177                 (284)
                                     ------------         ------------          ---------         ------------
Real & Personal Property [3]         $       (625)                (118)                92                 (651)
                                     ------------         ------------          ---------         ------------
Cigarette & Tobacco                  $    (43,044)             (69,775)            79,306              (33,513)
                                     ------------         ------------          ---------         ------------
Other: GST [5]                       $     (2,268)              (1,933)                 -               (4,201)
                                     ------------         ------------          ---------         ------------
Other: Spokane & Portland B&O Ta[6]  $       (120)                 (46)                59                 (107)
                                     ------------         ------------          ---------         ------------
    Total State and Local            $    (46,441)        $    (72,310)         $  79,980         $    (38,770)
                                     ------------         ------------          ---------         ------------
TOTAL TAXES                          $    (46,787)        $    (74,634)        $   82,326        $     (39,094)
                                     ============         ============         ==========         ============

                      SUMMARY OF UNPAID POSTPETITION DEBTS

FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS) [9]            AMOUNT
-------------------------------------------------         ------------
Current                                                   $          -
0 - 30 days [7]                                                 98,234
31 - 60 days                                                         -
61 - 90 days                                                         -
91+ days                                                             -
Total Accounts Payable [8]                                $     98,234

CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS[9]           AMOUNT
-------------------------------------------------         ------------
Current                                                   $          -
0 - 30 days [7]                                                103,743
31 - 60 days                                                         -
61 - 90 days                                                         -
91+ days                                                             -
Total Accounts Payable [8]                                $    103,743

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. as a result of the sale of Fleming Companies, Inc.'s wholesale grocery operations.

NOTES

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued.

[2] Sales, Excise and Franchise postpetition taxes are calculated by adding to the period 11 balance the net accrual increase/decrease in the period ending November 30th.

[3] Fleming's postpetition Real and personal property taxes include 275/365 of 2003 (April 2003 through December 2003) taxes and 2004 taxes. Additionally, Core-Mark's Real & personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] There is no longer an accrual or expense related to cigarette and tobacco taxes as all the applicable Fleming entities have been closed or sold. [5] GST refers to Canadian Goods and Service Taxes.

[6] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[7] Fleming and Core-mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Core-Mark's aging includes Head and Minter-Weisman and Fleming's includes the four convenience divisions that are part of Fleming Companies, Inc.

[8] Accounts Payable per the Balance Sheet includes trade accounts payable and other accrued expenses. See footnote [2] on Form MOR-5.

[9] At the close of the 11th period, Fleming Companies, Inc. changed its' reporting period from a 13 period reporting basis to a month-end basis. Consequently, the November reporting period will be for the period November 2, 2003 through November 30, 2003. Effective with this reporting period, Core-Mark entities are on the same reporting schedule as the Fleming entities.

[10]     Amount Paid represents amounts paid, amounts received and other

                                                                    FORM MOR - 4

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 11/02/03 - 11/30/03
(Dolllars in 000's)

                         ACCCOUNTS RECEIVABLE AGENCIES

  FLEMING ACCOUNTS RECEIVABLE AGING [1] [2]         AMOUNT
----------------------------------------------     ---------
Not Due                                            $  24,713
                                                   ---------
Current                                                9,618
                                                   ---------
1 - 7 days old                                         1,165
                                                   ---------
8 - 14 days old                                        1,165
                                                   ---------
15 - 21 days old                                       1,165
                                                   ---------
+ Over 21 days                                       382,344
                                                   ---------
Credits Over 21 days [7]                                   -
                                                   ---------
Total Accounts Receivable                          $ 420,170
                                                   ---------
Amount considered uncollectible (Bad Debt) [3]       (77,099)
                                                   ---------
Accounts Receivable (Net)                          $ 343,071
                                                   ---------

 CORE-MARK ACCOUNTS RECEIVABLE AGING [1] [4]        AMOUNT
----------------------------------------------     ---------
Current                                            $ 184,575
                                                   ---------
1 - 30 days old                                       15,952
                                                   ---------
31 - 45 days old                                       2,387
                                                   ---------
40 - 60 days old                                         865
                                                   ---------
61 - 90 days old                                         873
                                                   ---------
91 - 120 days old                                        423
                                                   ---------
+ Over 120 days                                        6,562
                                                   ---------
Total Accounts Receivable                          $ 211,637
                                                   ---------
Amount considered uncollectible (Bad Debt) [3]        (9,100)
                                                   ---------
Accounts Receivable (Net)                          $ 202,537
                                                   ---------

                              DEBTOR QUESTIONNAIRE

                                    MUST BE COMPLETED EACH MONTH                                           YES     NO
----------------------------------------------------------------------------------------------------       ---     --
1.     Have any assets been sold or transferred outside the normal course of business this reporting period?
       If yes, provide an explanation below.[5]                                                             X
2.     Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
       If yes, provide an explanation below.                                                                        X
3.     Have all postpetition tax returns been timely filed?  If no, provide an explanation below.[6]                X
4.     Are workers compensation, general liability and other necessary insurance coverages in effect?
       If no, provide an explanation below.                                                                 X

NOTES

[1] Of the Core-Mark's 7 Eastern divisions ("Fleming 7"), Core-Mark's accounts receivable aging includes Head and Minter-Weisman and Fleming's accounts receivable aging includes the four convenience divisions that are part of Fleming Companies, Inc. In cases where detail accounts receivable amounts are not available, the amount is allocated to the aging brackets based on each brackets percentage of the total aged accounts receivable amount.

[2] In addition to the aging of customer accounts receivable, a large portion of the Fleming receivable balance is from reclassifying vendor deductions from accounts payable, which has been listed as over 21 days. No amount has currently been reserved for these receivables from vendors. Also included in accounts receivable are royalties related to the sale of the wholesale business, which have been listed as "not due".

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as of November 30, 2003.

[4] Core-Mark's Accounts Receivable data is for Core-Mark's month ended November 30, 2003. Further, Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments, including reclassifying vendor deductions from accounts payable. The receivable balance not supported by an aging was listed as current. No amount has currently been reserved for receivables from vendors.

[5] During the month of November, Fleming sold two retail stores and rejected a lease with subtenant for value. The total proceeds of these transactions were approximately $2.3 million.

[6] The Wisconsin Sales & Use Tax return, for the Milwaukee Product Supply Center, has not been filed in a timely manner. A final Wisconsin Sales & Use Tax return for 2003 will be filed in January 2004 once all the necessary information has been received.

[7] Due to changes in the operating system, the dollar amount of credits that are included in the total aged accounts receivable balance is not available.

                                                                   FORM MOR - 5

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 11/02/03 - 11/30/03

If additional information is required for the current or any future Monthly Operating Reports, please send the request to Rebecca A. Roof at Fleming Companies (1945 Lakepointe Dr.; Lewisville, TX 75057).

[Ernst & Young LLP LOGO]      2121 San Jacinto Street, Suite 1500                Dallas Office
                              Dallas TX 75201                             Phone (214) 969-8000
                                                                      Facsimile (214) 969-9770

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  NOVEMBER 1 TO NOVEMBER 30, 2003

                                  TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) has been retained to provide certain tax services to the Debtors (the "Tax Services"). E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

         - Prepare certain federal income, state income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

         - Prepare certain sales, excise, and use tax returns for U.S., state and local governments and provide them to management of the Debtor for filing;

         - Provide certain property tax returns prepared by third party consultants to management of the Debtor for filing;

         - Prepare certain property tax returns and provide them to management of the Debtor for filing; and

         - Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax system and procedures.

During the reporting period, all returns were timely filed with the appropriate jurisdictions, with the following exception:

Milwaukee Product Supply Center: Wisconsin Sales & Use Tax Final Return 2003. This return will be filed in January, 2004 upon receipt of further information.

To the best of my knowledge, E&Y has completed the above mentioned activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.

      January 13, 2004                            /s/ Lisa P. Shield
  -------------------------                       ------------------------------
            Dtae                                  Lisa P. Shield, Partner